UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 21, 2015, Western Digital Corporation (“Western Digital” or the “Company”) and SanDisk Corporation (“SanDisk”) issued a joint press release regarding the proposed transaction disclosed in Item 8.01 of this Current Report on Form 8-K. A copy of the joint press release is attached hereto as Exhibit 99.1.

A copy of a presentation regarding the proposed transaction, which was made available by the Company on October 21, 2015, is attached hereto as Exhibit 99.2 and is available on the Company’s Investor Relations website at investor.wdc.com.

Exhibits 99.1 and 99.2 are being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall such exhibits be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.	Other Events.

On October 21, 2015, the Company and a wholly owned subsidiary of the Company (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SanDisk, providing for the acquisition of SanDisk by Western Digital. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of the respective parties, SanDisk will be merged with and into Merger Subsidiary (the “Merger”), with SanDisk surviving the Merger as a wholly owned subsidiary of Western Digital.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Western Digital’s proposed business combination transaction with SanDisk (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding Western Digital’s (and Western Digital’s and SanDisk’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the use of forward-looking words, such as “may”, “will”, “could”, “would”, “should”, “project”, “believe”, “anticipate”, “expect”, “estimate”, “continue”, “potential”, “plan”, “forecast”, “approximate”, “intend”, “upside”, and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Western Digital (and the combined businesses of Western Digital and SanDisk), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Western Digital and SanDisk based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain and stockholders and other potential investors must recognize that actual results may differ materially from Western Digital’s and SanDisk’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon the current expectations of Western Digital’s and SanDisk’s management and include known and unknown risks, uncertainties and other factors, many of which Western Digital and SanDisk are unable to predict or control, that may cause Western Digital’s or SanDisk’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Western Digital’s and SanDisk’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that SanDisk’s or Western Digital’s stockholders do not approve the merger, potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the merger, uncertainties as to the timing of the merger, the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval, adverse effects on Western Digital’s stock price resulting from the announcement or completion of the merger, competitive responses to the announcement or completion of the merger, costs and difficulties related to the integration of SanDisk’s businesses and operations with Western Digital’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the merger, uncertainties as to whether the completion of the merger or any transaction will have the accretive effect on Western Digital’s earnings or cash flows that it expects, unexpected costs, liabilities, charges or expenses resulting from the merger, litigation relating to the merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Western Digital’s or SanDisk’s plans, results or stock price are set forth in Western Digital’s and SanDisk’s respective filings with the SEC, including Western Digital’s and SanDisk’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond Western Digital’s and SanDisk’s control. Western Digital and SanDisk caution investors that any forward-looking statements made by Western Digital or SanDisk are not guarantees of future performance. Western Digital or SanDisk do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between Western Digital and SanDisk. In connection with the proposed merger, Western Digital intends to file a registration statement on Form S-4 with the SEC that contains a preliminary joint proxy statement of SanDisk and Western Digital that also constitutes a preliminary prospectus of Western Digital. After the registration statement is declared effective, Western Digital and SanDisk will mail the definitive joint proxy statement/prospectus to their respective stockholders. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Western Digital or SanDisk may file with the SEC and send to Western Digital’s and/or SanDisk’s stockholders in connection with the proposed merger. INVESTORS AND SECURITY HOLDERS OF WESTERN DIGITAL AND SANDISK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus (when filed) as well as other filings containing information about Western Digital and SanDisk, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.wdc.com. Copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.SanDisk.com.

Participants in Solicitation

Western Digital, SanDisk and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Western Digital’s executive officers and directors in Western Digital’s definitive proxy statement filed with the SEC on September 23, 2015. You can find information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015. You can obtain free copies of these documents from Western Digital and SanDisk, respectively, using the contact information above. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Joint press release issued by Western Digital Corporation and SanDisk Corporation, dated October 21, 2015.

99.2	Investor presentation materials, dated October 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation
October 21, 2015
	By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Senior Vice President, General Counsel and Secretary